SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 20, 2005
(Date of earliest event reported)

GOLD BANC CORPORATION, INC.

(Exact name of registrant as specified in its charter)

Kansas	0-28936	48-1008593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11301 Nall Avenue, Leawood, Kansas	66211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 451-8050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition

On October 20, 2005, the Registrant issued a press release in which it announced earnings and results of operations for the third quarter. A copy of the press release is attached hereto as Exhibit 99.1. The Registrant also hosted a conference call on October 21 discussing the foregoing. A transcript of the call will be available on October 28, 2005 on www.goldbanc.com.

The press release is attached hereto as exhibit 99.1 and incorporated by reference herein.

Item 9.01         Financial Statements and Exhibits

99.1	Press Release, dated October 20, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GOLD BANC CORPORATION, INC.

Dated: October 20, 2005	By:	/s/ Richard J. Tremblay
Richard J. Tremblay Chief Financial Officer